Exhibit 10.10
                     Note agreement with Kuwait

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       Commercial Bank of Kuwait

                                               FACILITY(S) CONTRACT

This contract is concluded on 20/08/98 between:

1-The:            COMMERCIAL BANK OF KUWAIT
                  ------------------- -----------------------------------------
                              First Party: The Bank
                  ------------------- ------------------------------------------
   Address:       P.O BOX 2861, SAFAT 13029, KUWAIT
2-Mr/Messrs:      TELESOURCE CNMI INC.
                  ------------------- ------------------------------------------
                           Second Party: The Customer
                  ------------------- ------------------------------------------
   Address:       P.O. Box 3065, SAFAT 13031, KUWAIT
                  ------------------- ------------------------------------------

Both being fully eligible to agree and enter into contract agreed as follows:

Item 1: Description of Facilities & Limits

The Bank hereby agrees to offer accommodation and banking facilities to the Customer unto the limit of KB $ 25,000,000.00
$ TWENTY FIVE MILLION                                       ) and an amount of
-                          for foreign exchange
trading( ________________________ ) on his Account No. 01-11-01670-5
with ________________________________ Branch and
--------------------------------------------------------------------------------
subject to the conditions stated below:
Types of Facilities
1.  LOAN                for $25,000,000/     maximum to be used for a period
of_________________________ at          3    % p.a.
   IN ADDITION TO 3/6 MONTH LIBOR_______________________________________________
2.                             for                           maximum to be used
for a period of_________________________ at
% p.a.
    ----------------------------------------------------------------------------
3.                             for                           maximum to be used
for a period of_________________________ at
% p.a.
    ----------------------------------------------------------------------------
4.                             for                           maximum to be used
for a period of_________________________ at
% p.a.
    ----------------------------------------------------------------------------
5.                             for                           maximum to be used
for a period of_________________________ at
% p.a.
    ---------------------------------------------------------------------------
6.                             for                           maximum to be used
for a period of_________________________ at
% p.a.
    ----------------------------------------------------------------------------
7.                             for                           maximum to be used
for a period of_________________________ at
% p.a.
    ---------------------------------------------------------------------------
8.                             for                           maximum to be used
for a period of_________________________ at
% p.a.
    ----------------------------------------------------------------------------

Item 2 : Purpose of Facilities
The Customer shall use the facilities subject of this Contract for the purpose provided for i.e. FINANCE CONSTRUCTION OF
POWER GENERATION STATION________________________________________________________
Item 3: Period of Facilities
1. The facilities subject of this contract shall become operative
on            /                  /                and
shall fall due for repayment on
    /      /     without prejudice to the validity of this contract and the enforceability of all the provisions herein contained upon the
 Customer until the full satisfaction of all his obligations hereunder. 2. The Bank may renew this contract upon its expiry date for further similar period(s) unless the Customer notifies the Bank otherwise one month at least prior to the expiry date. In the event at renewal, this contract shall remain valid and fully binding upon the Customer until such date when he fulfils all his obligations hereunder without prejudice to the authorities granted to the Bank under items
(4) and (7) hereof and its right to take the necessary action to obtain its entire rights. 3.The Bank is entitled at any time to cease or cancel the accommodation and facilities hereby granted to the Customer and to require the immediate payment of all outstanding amounts related thereto without indicating the reasons or giving notice or warning or the Customer having the right to oppose thereto, in such event, sit the rights at the Bank towards the Customer shall fall due and become immediately payable without any notice, warning or judicial judgment or any other legal proceeding, whatsoever. Item 4:Interests 1. The Bank will charge to the daily balance of any overdrawn account related to the aforesaid facilities the interest rate hereby specified in accordance with the Bank's usual practice, in the event that the daily overdrawn balances exceed the KD cash limits agreed on hereunder, the Bank may calculate interest based on the maximum limit of the contractual interest rate specified by the Central Bank of Kuwait being on that date % p.s. or the rate to be specified, in future, by the Central Bank of Kuwait, whichever higher. In respect of the daily overdrawn foreign currency balances where the Customer exceed the agreed limits, interest shall be at the rate of % p.a. over the rate stated in item (1) above. Interest shall be calculated tram the date on which the facility limits were exceeded until lull settlement without prejudice to the Bank's right to take the necessary action to recover the excess amount plus accrued interests.

2. Interests calculated in accordance with the preceding paragraph shall become payable and charged to the Customer's account quarterly/semi-annually/annually as per the applicable banking regulations without prejudice to the conditions of the loan(s) stated in paragraph(2) of item (6) below. 3. It is explicitly agreed that the Bank shall not pay any Interest to the Customer on the credit balances of his accounts on which these facilities have been granted. 4. Throughout the validity of this contract, the Bank shall reserve the right to amend or increase the agreed Interest rare In respect of the accommodation and facilities subject of this contract at any time particularly in any of the following events: A. if the proceeds of foreign exchange trading operations were credited to the Customers account. B. If any amount owing from the Customer from loan installments, value of promissory notes. bearer bonds, bills of lading and others plus accrued interests were, charged to his account. C. lf the amounts resulting from the Customer's usage of credit and ATM cards were charged to his account D. If the maximum limit of the contractual interest rates specified by the Central Bank of Kuwait has been increased. The revised Interest rate becomes operative from the date specified by the Bank and advised to the Customer, in any form, including the interest debit advice. 5. The Bank may, in respect of any amounts which the Customer defaults the timely payment thereof, calculate delay interest based on the maximum contractual interest rate specified by the Central Bank of Kuwait on the date of such default or the maximum limit specified throughout this contract whichever higher. Delay interest for foreign currencies shall be calculated at % p.a. over the interest rate herein stated. Calculation of delay interest shall be in the same manner as applicable to the contractual interest rate stipulated above in accordance with the applicable banking practice without prejudice to the Bank's right to stop or cancel these facilities pursuant Item 7 hereof. Item 5: Commissions Without prejudice to the other items herein stated, the Bank charges a front-end commitment fee (commitment Interest) at % pa. on the entire amounts of the overdraft facilities granted hereunder. The Bank shall also charge on the non-cash facilities the commissions specified in accordance with the banking rules applicable in the Bank and the Customer acknowledges his full agreement thereto. These commissions shall be charged In advance upon the utilization and extension of these facilities from the date of such utilization up to the expiry date.
Item 6: Repayment
1. The Customer undertakes to repay the outstanding debt balance, interests, commissions and expenses owing from him hereunder on the due date pursuant to the provisions of this contract without prejudice to the following paragraph of this item. 2. The Customer shall settle the loan (a) covered by these facilities amounting to KD $ 25,000,000/ -- ($ TWENTY FIVE MILLION ONLY____________________________________________________________________________
in the  following  manner or according to the attached  payment  schedule  which
forms      an      integral      part      hereof:      In      lump      sum/by
______________________________installments          for         KD          each
(________________________________________  _____________  The first  installment shall fall due on / / and the last installment for KD ________________ ( ) on / / . Interests are payable on a monthly basis or _____________________. 3. The Bank may claim the Customer for any difference In exchange rates in addition to expenses, compensations and others incurred as a result of being granted or utilizing the facilities subject of this contract The Bank may, inrespect of entering into foreign currency forward sale contracts, also decide at any time to cancel this type of facility and claim the Customer to pay the difference in exchange rates in addition to related expenses, compensations and any other dues. Item 7: Default If the Customer defaults the timely payment of any amount or the satisfaction of any other obligation hereunder, whatsoever, the Bank may cease or cancel the accommodation and facilities subject of this contact without notice or warning or any other action, taking into consideration that all amounts incurred hereunder and owing from the Customer shall become immediately payable and the Bank may charge delay interests on the outstanding amounts pursuant to Item (4) above. Item 8: Acknowledgement of Account Balance The Customer acknowledges that the balance of his account(s) No. 01-11-01670-5 with the Bank is in debit/credit for KD $ 3,086.96 ($ THREE THOUSAND EIGHTY SIX & CENTS 96) on 19 / 08 / 98 plus interest accrued on the said overdrawn balance as of / / . Item 9: Bank Books & Entries The Customer acknowledges the correctness of the Bank's books and accounts which he accepts as conclusive evidence of his obligations hereunder. He may not oppose to their correctness in any manner, whatsoever, and waives his right to request the auditing of the Bank's books, accounts and entries under these obligations by force of a court order. Item 10:
Acknowledgement of Account Statements 1. In the event that the Bank had not received a written objection from the Customer as to the correctness of the account statement within 15 days from the date such statement has been forwarded to him by ordinary mail It shall be deemed as an acknowledgement on his part of the correctness of the details contained In this statement and a final agreement to ail the entries therein contained. 2. If the Customer had not received the account statement within 15 days from the date of despatch (quarterly or as agreed) and had not requested the Bank for same in writing within one week from that date, he may not oppose against not having received it nor to the entries therein contained in any manner, whatsoever. Item 11: Non Assignment The Customer may not assign or waive his obligations hereunder In favor of others without the Bank's prior approval in writing.

Item 12: Other Conditions & Provisions
1. All types of accounts, whatsoever, opened and existing in the Customers name & to be opened in his name in future with the Bank or any of Its branches whether In Kuwait or abroad shall be deemed as securing each other, regardless of their titles. The Bank may combine or consolidate all or any of these accounts or apply the credit balance in any of them to set off a debit balance in another or freeze the credit balance In any of these accounts until the Customer fulfills all his obligations towards the Bank. The Customer shall authorize the Bank to effect any set-off debit the credit balance and make any entries, settlements or transfers in any accounts existing at present or to be opened in the Customers name with any of the Batik's branches in Kuwait or abroad. 2. All monies, securities, commercial papers, precious metals, goods and other rights, whatsoever, registered or deposited at present or to be registered or deposited in future in the Customers name with the Bank or any of its branches in Kuwait or abroad are deemed as possessorily mortgaged in favor of the Bank against all the obligations towards the Bank without the need to acknowledge same The Bank may recover Its debt directly from the monies mentioned above by priority set-off and precedence over any other creditor without any notice, warning or legs proceeding. The Customer undertakes to sign end execute alt transfers, assignments mortgages, powers of attorney and any other documents which the Bank may require for perfecting the Bank's title to any securities subject of this contract. The Customer authorizes the Bank to sign on his behalf in respect of any action required to finalize these documents.

3. The Customer undertakes to provide the Bank within 3 months from the end of the fiscal year with his annual balance sheet duly examined by an authorized auditor with his networth declaration on a semi-annual or annual basis as may be determined by the Bank at its sole discretion together with full reports on his financial status in the forthcoming stage. He also undertakes to satisfy any queries made by the Bank it this respect substantiated with evidencing documents. Item 13: Indulgence The customer acknowledges that any indulgence on part of the Bank in respect of the limits, terms or due dates of the facilities hereby granted shall not affect the binding effect of all the conditions and provisions of this contract upon the customer. Indulgence on part of the Bank shall not be deemed a waiver of any of its rights nor shall it diminish such rights. Item 14: Selected Domicile The Customer acknowledges that all correspondence, account statements, legal and judicial notices forwarded to him by the Bank to his address stated herein or to the address last known to the Bank In a registered letter with acknowledgement of receipt are correct and binding upon him and producing an legal effects. Any change in the Customer's address becomes effective only from the date of receiving an advice from the Customer on changing this address. Item 15: Law & Judicial Jurisdiction: This contract shall be subject to the provisions of the laws applicable in the State of Kuwait. The Arabic version shall be deemed as the legally binding text in the event of dispute. The courts of Kuwait City shall have the sole jurisdiction for any legal disputes arising hereunder.


       First Party       Second Party    TELESOURCE CNMI INC.

                         Name: K.J. SEMIKIAN  Signature:/s/ K. J. Semikian______

                         Name:____________________ Signature:___________________

                         Name:____________________ Signature: __________________

                         Name:____________________ Signature:___________________

                                             Loan Installment Repayment Schedule

 Installment Amount (          )        Due Date                       Installment Amount  (       )       Due Date


   IN LUMP SUM,                     36 MONTHS
   ----------------------------     --------------------------         ---------------------              --------------------
   ----------------------------     --------------------------         ---------------------              --------------------
   AFTER DATE OF                    LAST DRAW
   ----------------------------     --------------------------         ---------------------              --------------------
   ----------------------------     --------------------------         ---------------------              --------------------
   DOWN
   ----------------------------     --------------------------         ---------------------              --------------------
   ----------------------------     --------------------------         ---------------------              --------------------

   ----------------------------     --------------------------         ---------------------              --------------------
   ----------------------------     --------------------------         ---------------------              --------------------

   ----------------------------     --------------------------         ---------------------              --------------------
   ----------------------------     --------------------------         ---------------------              --------------------

   ----------------------------     --------------------------         ---------------------              --------------------
   ----------------------------     --------------------------         ---------------------              --------------------

   ----------------------------     --------------------------         ---------------------              --------------------
   ----------------------------     --------------------------         ---------------------              --------------------

   ----------------------------     --------------------------         ---------------------             --------------------
   ----------------------------     --------------------------         ---------------------             --------------------

   ----------------------------     --------------------------         ---------------------             --------------------


Name:___________________________           Signature: __________________________
Name:___________________________           Signature: __________________________
Name:___________________________           Signature: __________________________
Name:___________________________           Signature: __________________________

                                                     Acknowledgement of
                                        Irrevocable Joint and Several Guarantee

      We have reviewed the conditions and provisions of the Facility Contract dated 20/08/98 signed between the Commercial Bank of Kuwait (hereinafter referred to as the "Bank") and its customer mr/Messrs TELESOURCE CNMI INC.__________________________________
       (hereinafter referred to as the "Debtor"). We hereby acknowledge that we agree to be bound towards you jointly with the Debtor for all obligations and amounts, whatsoever, owing to the Bank under the above contract for any reason, whatsoever. This guarantee covers all amounts charged to the account(s) on which the facilities have been granted in any form and the overdrawn balance existing in the account upon closing it or any other account on which the facilities are being used. This guarantee is continuous, unconditional and irrevocable. Under this guarantee, the Bank may claim us for the outstanding debt balance arising from the above contract and all related interests, expenses, commissions and others without us having the right to oppose thereto. Our guarantee shall remain valid, continuous and legally binding in the event of renewal, extension or amendment of the facility contract for any reason, whatsoever until the Bank recovers all its rights from the guaranteed debtor. It is understood that all monies, securities, commercial papers, precious metals, goods and other rights, whatsoever, registered or deposited in our name at present or to be registered or deposited in our name in future with the Bank or any of its branches in Kuwait or abroad guarantee the fulfillment of our obligations hereunder without the need to acknowledge the same. The Bank may recover its debt directly from me monies mentioned above byway of priority set-off and precedence over any other creditor without notice, wanting or any other action, whatsoever, and without prejudice to the Bank's right to take the necessary actions to recover its rights in full. The Bank may deduct the debt guaranteed by us from any accounts open at present or to be opened in our name in future with any of Its branches in Kuwait abroad without any notice, warning or any other action, whatsoever. We understand that we submit to all the provisions stipulated in the facility contract mentioned above. We also undertake to provide the Bank with any statements they may require at any time on current financial position or balance sheet provided we substantiate our responses with evidencing documents. This guarantee shall be governed by law applicable in Kuwait and to the sole jurisdiction of the Kuwaiti courts. We accept the local jurisdiction of the city courts in respect of any depute arising hereunder.




                                                       Joint Guarantor


----------------------------------------------------------------- ----------------- ------------------------------------------------
                   Name of Joint Guarantor(s)                       Account No.                        Signatures
----------------------------------------------------------------- ----------------- ------------------------------------------------

----------------------------------------------------------------- ----------------- ------------------------------------------------
FOUAD SAUD HAMID BEHBEHANI                                                          /s/ Fouad Saud Hamid Behbehani
----------------------------------------------------------------- ----------------- ------------------------------------------------
NASRALLAR SAUD HAMID BEHBEHANI                                                      /s/ Nasrallar Saud Hamid Behbehani
----------------------------------------------------------------- ----------------- ------------------------------------------------
SAYED HAMID BEHBEHANI & SONS CO. W.L.L.                                             /s/ Sayed Hamid Behbehani & Sons Co. W.L.L.
----------------------------------------------------------------- ----------------- ------------------------------------------------


Guarantor(s) Address:

------------ ----------------- -------------------------------------------------
------------ ----------------- -------------------------------------------------


------------ ----------------- -------------------------------------------------
------------ ----------------- -------------------------------------------------


------------ ----------------- -------------------------------------------------
--------------------------------------------------------------------------------





Date: